UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Pike Street Suite 2000, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 331-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.01 per share	MCHX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition.

Preliminary Financial Information for the Quarter Ended September 30, 2020

The financial statements for Marchex, Inc. (“Marchex”) for the quarter ended September 30, 2020 are not yet available. Accordingly, the information presented below reflects Marchex’s preliminary estimates subject to the completion of Marchex’s financial closing procedures and adjustments. As a result, these preliminary estimates may differ from the actual results that will be reflected in Marchex’s financial statements when they are completed and publicly disclosed. These preliminary estimates may change and those changes may be material.

Marchex’s expectations with respect to preliminary estimates for the quarter ended September 30, 2020 are based upon management estimates and are the responsibility of management. Marchex’s independent registered public accounting firm, Moss Adams LLP, has not audited, reviewed or performed any procedures with respect to these preliminary estimates and, accordingly, does not express an opinion or any other form of assurance about them.

Marchex estimates total revenue for the quarter ended September 30, 2020 to be in a range similar to or a few percentage points higher than total revenues for the quarter ended June 30, 2020.  Marchex estimates net loss applicable to common stockholders for the quarter ended September 30, 2020 to be somewhat better than the net loss applicable to common stockholders for the quarter ended June 30, 2020. Marchex estimates its cash balance as of September 30, 2020 to be somewhat lower than its June 30, 2020 balance.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On October 1, 2020, Marchex held its 2020 annual meeting of stockholders (the “Annual Meeting”). Holders of Class A common stock are entitled to twenty-five (25) votes per share and holders of Class B common stock are entitled to one (1) vote per share and vote together as a single class on all matters (including election of directors) submitted to a vote of stockholders, unless otherwise required by law. At the Annual Meeting, the stockholders elected each director nominee to the Board of Directors by the following votes as certified by Computershare, Inc., Marchex’s transfer agent, as tabulator (“Computershare”):

Nominee	For	Withheld	Broker Non-Votes
Dennis Cline	136,080,289	6,588,883	6,217,399
Donald Cogsville	140,390,023	2,279,149	6,217,399
Russell C. Horowitz	141,418,316	1,250,856	6,217,399
M. Wayne Wisehart	140,295,409	2,373,763	6,217,399

At the Annual Meeting, the stockholders voted on the other proposals as follows as certified by Computershare:

•

Stockholders ratified the appointment of Moss Adams LLP as the independent registered public accounting firm for Marchex for the fiscal year ending December 31, 2020 (with shares representing 144,631,360 votes voting for, 4,125,967 votes against, and 129,244 votes abstaining).

•

Stockholders approved by a non-binding advisory vote the compensation paid to Marchex’s named executive officers as disclosed in Marchex’s proxy statement for the 2020 annual meeting (with shares representing 138,612,275 votes voting for, 4,006,381 votes against, 50,516 votes abstaining, and 6,217,399 broker non-votes).

•

Stockholders approved by a non-binding advisory vote the frequency at which the stockholders will be asked to approve the compensation paid to Marchex’s named executive officers in the future by the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
21,781,040	115,985	120,632,763	139,384	6,217,399

Special Meeting of Stockholders

On October 1, 2020, Marchex also held a special meeting (the “Special Meeting”) of stockholders at which the following proposals were submitted: (1) the approval of the proposal to approve the Transaction, the Asset Purchase Agreement and the Related Agreements as described in Marchex’s proxy statement (the “Proxy Statement”) dated August 24, 2020 (the “Asset Sale Proposal”), and (2) the approval of the adjournment or postponement of the Special Meeting to a later date, if necessary or appropriate, to allow for the solicitation of additional proxies in favor of the Asset Sale Proposal (the “Adjournment Proposal”).

The final results for each of the matters submitted to a vote of stockholders at the Special Meeting, as certified by Computershare, are as follows:

Class A & Class B Votes	For	Against	Abstain	Broker Non-Votes
Proposal 1 – Asset Sale Proposal	147,296,988	980,597	25,131	0
Proposal 2 – Adjournment Proposal	145,645,571	2,642,435	14,710	0

Class B Votes	For	Against	Abstain	Broker Non-Votes
Proposal 1 – Asset Sale Proposal	30,773,813	980,597	25,131	0
Proposal 2 – Adjournment Proposal	29,122,396	2,642,435	14,710	0

The approval of the Asset Sale Proposal required the approval of a Majority of the Minority vote as described in the Proxy Statement, and the proposal was approved by approximately 97% of votes cast by Marchex’s disinterested stockholders. The closing of the Transaction remains subject to the satisfaction of certain closing conditions anticipated to occur during the fourth quarter of 2020, although certain factors, including factors outside of the parties’ control, could result in the Transaction being delayed or not occurring at all.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marchex has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCHEX, INC.

Date: October 2, 2020	By:	/s/ MICHAEL A. ARENDS
	Name:	Michael A. Arends
	Title:	Co-CEO and Chief Financial Officer (Principal Executive Officer for SEC reporting purposes, Principal Financial Officer and Principal Accounting Officer)